UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Constellation Way Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 468-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 20, 2009, Constellation Energy Partners LLC (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2008, and will hold a webcast conference call to discuss those results. A copy of the press release is furnished as a part of this Current Report on Form 8-K as Exhibit 99.1 but is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The webcast conference call will be available for replay on the Company’s website at www.constellationenergypartners.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press release dated February 20, 2009, publicly announcing fourth quarter and year-end 2008 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Constellation Energy Partners LLC
Date: February 20, 2009
	By:	/s/ Charles Ward
Charles Ward Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release dated February 20, 2009, publicly announcing third quarter 2008 financial results.